Madison Funds
Supplement dated October 19, 2015
to the Prospectus and Summary Prospectus dated February 28, 2015

This Supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015, and the Summary Prospectus for the Madison High Income Fund dated February 28, 2015.

Madison Asset Management, LLC (“Madison”), the investment adviser of the Madison Funds (the “Funds”), manages the assets of all the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocation some or all of the funds’ assets among one or more specialist subadvisers.

At a meeting held on October 15, 2015, the Board of Trustees of the Funds approved Madison to manage the High Income Fund currently subadvised by Shenkman Capital Management, Inc. effective January 1, 2016. Therefore, the changes that follow are effective January 1, 2016.

Fund Summary and Prospectus page 41. Portfolio Management. The paragraph is deleted and replaced with:

The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Michael Sanders, CFA (Vice President, Portfolio Manager), and Allen Olson, CFA (Vice President, Portfolio Manager), co-manage the fund. Messrs. Sanders and Olson have served in this capacity since January 2016.

Prospectus page 118. Subadvisers. The third paragraph is deleted and replaced with:

With regard to the funds discussed in this prospectus, Madison currently uses a subadviser for the Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds. A discussion regarding the basis for approval of the subadvisory contracts for these funds can be found in the funds’ annual report to shareholders for the period ended October 31, 2014.

Prospectus page 120. Portfolio Management. The reference to Shenkman Capital Management, Inc. is deleted and the High Income Fund paragraph is deleted and replaced with:

The High Income Fund is co-managed by Michael Sanders, CFA and Allen Olson, CFA. Mr. Sanders, Vice President and Portfolio Manager, has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mostly on high yield bonds and preferred stocks. Mr. Olson, Vice President and Portfolio Manager, has been a member of the Madison fixed income team since 2002, and has worked in the financial services industry since 1988. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance. Messrs. Sanders and Olson have served in this capacity since January 2016.

Please keep this Supplement with your records.

Madison Funds
Supplement dated October 19, 2015
to the Statement of Additional Information dated February 28, 2015

This Supplement amends the Statement of Additional Information of the Madison Funds dated February 28, 2015, as supplemented May 29, 2015.

Madison Government Bond Fund

Effective October 16, 2015, all references to the Madison Government Bond Fund are hereby deleted. The fund discontinued operations on October 15, 2015.

Madison High Income Fund

Effective January 1, 2016, Madison Asset Management, LLC will assume portfolio management responsibilities for the High Income Fund current subadvised by Shenkman Capital Management, Inc. The changes that follow are effective January 1, 2016.

The reference in the table of contents to “Shenkman Capital Management, Inc. (High Income Fund)” shall be deleted.

All references under Portfolio Management, Subadvisory Agreements, and Portfolio Managers to “Shenkman Capital Management, Inc. (High Income Fund)” shall be deleted.

The following information shall be updated for Mr. Olson and/or added for Mr. Sanders under Portfolio Managers, Madison Asset Management, LLC:

Other Accounts Managed (as of December 31, 2014), page 38:

Allen Olson – Corporate Bond Fund and High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0

Michael Sanders – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Fund Ownership: As of December 31, 2014, the portfolio managers’ ownership in fund shares was as follows, page 41:

Portfolio Manager	Fund	Range
Michael Sanders	None	None

The Shenkman Capital Management proxy voting policies and procedures referenced on pages A-1 and A-6 to A-7 are hereby deleted.